INTERNATIONAL LARGE CAP

                               [GRAPHIC OMITTED]

Alliance
International Fund

Annual Report
June 30, 2000

                            Alliance Capital [LOGO](R)
                            The investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 3, 2000

Dear Shareholder:

This report provides you with the performance and market activity for Alliance International Fund (the "Fund") for the annual reporting period ended June 30, 2000.

Investment Objectives and Policies

The Alliance International Fund is an open-end diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects of growth including U.S. companies having their principal activities and interest outside the U.S., and foreign government securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index and the Fund's peer group, the Lipper International Funds Average, for the six- and 12-month periods ended June 30, 2000.

INVESTMENT RESULTS*
Periods Ended June 30, 2000

                -------------------
                   Total Returns
                -------------------
                6 Months  12 Months
-----------------------------------
Alliance International
Fund
Class A          -2.96%     29.18%
-----------------------------------
Class B          -3.35%     28.27%
-----------------------------------
Class C          -3.35%     28.27%
-----------------------------------
MSCI EAFE
Index            -3.95%     17.44%
-----------------------------------
Lipper International
Funds Average    -4.55%     24.48%
-----------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

      The Lipper International Funds Average for the six- and 12-month periods ended June 30, 2000 reflects the performance of 699 and 653 mutual funds respectively. These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or an average and its results are not indicative of the performance for any specific investment, including Alliance International Fund.

      Additional investment results appear on pages 5-8.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The outperformance of the Fund during the six- and 12-month periods ended June 30, 2000 can be attributed to country allocation and stock selection. Overweight positions in Japan and other Asian markets benefited aggregate returns as these markets were amongst the highest performers in the MSCI EAFE Index. A preference for technology and telecommunications stocks in both Asia and Europe added further value as these sectors led the market by good margin.

Having gained from these sectors, the Fund's exposure to technology was cut early in the second quarter of 2000 as volatility increased sharply and sentiment turned against some parts of the technology sector. This action limited losses during a period when many well-known stocks suffered heavy losses. While the Fund retains active positions in the smaller Asian markets in expectation that there is further potential for profit growth, exposure to Japan has been reduced to neutral. In European markets, exposure to technology has been reduced and within this sector `hardware' has been preferred to `software'.

Market and Economic Environment

Major stock markets, which were highly volatile in the first quarter of 2000, became more volatile still in the second. In all regions, it was the technology sector which set the pace, rendering the tranquil ascent of the second half of 1999 a distant memory. Increasingly, the market has become more demanding of growth stocks, attentive to earnings and profits and less eager to invest money in enterprises that will likely lose money for years. For many stocks which fall into this category and which have a record of conspicuous cash-burn, the ground lost since March seems virtually unrecoverable.

The Japan portion of the MSCI EAFE Index performed well in the second half of 1999 but has returned a loss of -5.4% so far this year. Euroland is marginally down in 2000 but has risen 24% since June 1999. The United Kingdom has performed poorly in this calendar year, losing -11.7% and so bringing the annual return into negative territory. Concealed within these broad indices are many severe advances and declines at the stock and sector level.

Government bond markets have been driven by concerns over the future direction of monetary policy. In Japan this has proved something of a watching brief as authorities have persisted with the most accommodative policy possible in order to give the economy every chance of emerging from its long trough. Only in recent months has a change in interest rates begun to be considered. European bond markets have reacted to the inflationary implications of a strong recovery in production which has fed growth across the economies of the single currency. Benchmark bonds trended lower in the second half of 1999 but were somewhat steadier in 2000.

In the U.S. market, extremely low unemployment and high consumption prompted concern that interest rates would have to rise markedly in order to prevent further acceleration in inflation. In similar fashion to Europe, U.S.


--------------------------------------------------------------------------------
2 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

bonds fell in price through the latter part of last year. They then rallied in relief as reports in May began to indicate that the Federal Reserve's previous interest rate hikes had effected the beginnings of an economic slowdown. It is to be expected that the release of further data bearing on the veracity of this scenario will command the attention of the marketplace for some considerable time.

Recent developments in the macroeconomic environment of the United States have captured the attention of markets worldwide. The Federal Reserve raised rates by 0.5% in May, prompted by an unemployment rate of less than 4%, high consumer spending and confidence and a savings rate which has virtually vanished. In June, the Federal Reserve paused in its tightening to consider the significance of the emerging evidence of a slowing economy. Manufacturing sentiment and retail sales have both cooled somewhat but remain high, as does consumer confidence. The labor market has been closely analyzed for signs of loosening. The rise in unemployment to 4.1% in May from 3.9% in April buoyed observers in search of a slowdown. However, tightness remains and there is still some way to climb before unemployment reaches a level which most would consider to be consistent with decelerating inflation. Similarly, slower retail sales are an encouraging sign, but there is no indication as yet that the consumer is acting to reduce its level of personal debt. Private sector credit growth has not slowed. Inflation figures themselves could not be said to inform any polemic at this point. The sensitivity of the market to changes in the inflation outlook and the consistent underestimation of future oil prices by many forecasters over the last several months, help to explain a greater focus on the deliberations of the Organization of Petroleum Exporting Countries than has been seen for many years.

Leading indicators are beginning to hint at a peak in global activity. This may increase optimism further for the U.S. economy but may leave investors a little disappointed by the duration of the European recovery. For now, however, Euroland is growing strong. German and French unemployment is falling rapidly and steadily. Growth in German factory orders has been rapid for several months and is now following through into strong production figures. France leads in consumption growth. In the smaller member economies, several of which are experiencing high growth, the relatively loose monetary policy which is being set by the European Central Bank is sustaining boom conditions. In Japan, meanwhile, several years of the most stimulatory possible monetary conditions may be soon coming to an end as the industrial sector drags itself to its feet. Improving production and an improving labor market hold out the prospect of the sustainable recovery in consumption which has been so long delayed.

To assess in advance the progress of inflation through the economic system is difficult. Lead and lag times can be long and uncertain. The shepherding of the U.S. economy from boom back to something like trend growth, if achievable at all, is not universally expected

--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED] John D.
                Carifa

[PHOTO OMITTED] Bruce W.
                Calvert

[PHOTO OMITTED] Nicholas D.P.
                Carn

Portfolio Manager, Nicholas D.P. Carn, has over 22 years of investment experience.

to be smooth and without losers. Signs of re-acceleration in U.S. economic activity would decrease the likelihood of a gentle slowdown and drag forth the spectre of further interest rate hikes and an induced hard landing. Such a scenario would very likely have a powerful effect on the value of the U.S. dollar and so would undoubtedly impact heavily on markets around the world.

We thank you for your interest and investment in Alliance International Fund and look forward to reporting our continued progress to you in the future

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce W. Calvert

Bruce W. Calvert
Senior Vice President


/s/ Nicholas D.P. Carn

Nicholas D.P. Carn
Vice President


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4 o ALLIANCE INTERNATIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00

[The following table was represented as a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Lipper International Funds Average:  $24,653

MSCI EAFE Index:  $22,147

Alliance International Fund Class A:  $17,936

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 6/30/90 to 6/30/00) as compared to the performance of an appropriate broad-based index and the Lipper International Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The MSCIEAFE Index is an unmanaged, market-capitalization weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East. The Lipper International Funds Average reflects performance of 50 funds (based on the number of funds in the average from 6/30/90 to 6/30/00). These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

             Alliance International Fund - Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance International      Fund MSCI EAFE Index
--------------------------------------------------------------------------------
      6/30/91                       -19.34%                   -11.23%
      6/30/92                         7.52%                    -0.31%
      6/30/93                         7.86%                    20.70%
      6/30/94                        18.68%                    17.30%
      6/30/95                         0.59%                     1.95%
      6/30/96                        15.83%                    13.62%
      6/30/97                         9.30%                    13.16%
      6/30/98                         6.78%                     6.38%
      6/30/99                        -3.95%                     7.92%
      6/30/00                        29.18%                    17.44%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE                  PORTFOLIO STATISTICS
(Class A Shares)                Net Assets ($mil): $203.7
6/25/81                         Median Market Capitalization ($mil): $33,058

COUNTRY BREAKDOWN
 4.88% Finland
14.97% France
 6.29% Hong Kong
 3.67% Italy
24.53% Japan
11.51% Netherlands                      [PIE CHART OMITTED]
 5.35% South Korea
 2.66% Spain
 1.75% Sweden
 3.19% Switzerland
20.51% United Kingdom
 0.69% Short-Term

SECTOR BREAKDOWN

 3.01% Aerospace & Defense
 6.40% Capital Goods
20.13% Consumer Services
 2.61% Consumer Staples
 8.72% Energy
19.25% Finance                          [PIE CHART OMITTED]
 7.60% Healthcare
 0.57% Multi-Industry
25.22% Technology
 5.80% Utilities
 0.69% Short-Term

All data as of June 30, 2000. The Fund's country and sector breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                1 Year              29.18%                    23.70%
               5 Years              10.90%                     9.94%
              10 Years               6.48%                     6.02%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                1 Year              28.27%                    24.27%
               5 Years              10.05%                    10.05%
       Since Inception*(a)           7.52%                     7.52%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                1 Year              28.27%                    27.27%
               5 Years              10.03%                    10.03%
       Since Inception*              9.15%                     9.15%

The Fund's investment results represent average annual total returns. Returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 9/17/90, Class B; 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2000

                                                                                Percent of
Company                                                   U.S. $ Value          Net Assets
-------------------------------------------------------------------------------------------
Samsung Electronics (GDR)--
   Manufactures and exports a wide
   range of consumer and industrial
   electronics equipment                                  $ 7,702,800              3.8%
-------------------------------------------------------------------------------------------
CGNU Plc.--Provides all classes of
   general and life insurance, including fire,
   motor, marine, aviation, and transport
   insurance. The company also supplies
   a variety of financial services                          7,590,028              3.7
-------------------------------------------------------------------------------------------
Banque Nationale de Paris--Provides
   commercial banking, investment
   banking and private banking, as well as
   international financing for multi-nationals
   and capital market facilities in Europe,
   North America and Asia                                   7,293,837              3.6
-------------------------------------------------------------------------------------------
BP Amoco Plc.--Explores for and
   produces oil and natural gas; refines,
   markets, and supplies petroleum
   products and manufactures chemicals                      7,169,882              3.5
-------------------------------------------------------------------------------------------
Nokia AB OYJ Corp.--Develops and
   manufactures mobile phones,
   networks, and systems for cellular
   and fixed networks                                       7,026,473              3.4
-------------------------------------------------------------------------------------------
Vodafone AirTouch Plc.--Provides mobile
   telecommunications services, including
   paging, digital and cellular telephones                  6,750,750              3.3
-------------------------------------------------------------------------------------------
ST Microelectronics NV--Designs,
   develops, manufactures and markets
   semiconductor integrated circuits and
   discrete devices                                         6,632,325              3.3
-------------------------------------------------------------------------------------------
ING Groep NV--Offers a wide range of
   financial services to individuals,
   corporations and other institutions
   The company's services include
   commercial, savings and investment
   banking as well as life, property and
   commercial insurance                                     5,302,116              2.6
-------------------------------------------------------------------------------------------
Alleanza Assicurazioni--Offers life,
   health, fire, accident and theft
   insurance policies                                       5,241,091              2.6
-------------------------------------------------------------------------------------------
Canon, Inc.--Manufactures office,
   camera, and video equipment                              5,123,557              2.5
-------------------------------------------------------------------------------------------
                                                          $65,832,859             32.3%


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 9

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
June 30, 2000

                                                                      Percent of
                                                    U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                                 $  4,343,898          2.1%
--------------------------------------------------------------------------------
Capital Goods                                          9,224,365          4.5
--------------------------------------------------------------------------------
Consumer Manufacturing                                     4,159          0.0
--------------------------------------------------------------------------------
Consumer Services                                     29,013,016         14.2
--------------------------------------------------------------------------------
Consumer Staples                                       3,754,487          1.9
--------------------------------------------------------------------------------
Energy                                                12,569,982          6.2
--------------------------------------------------------------------------------
Finance                                               27,729,235         13.6
--------------------------------------------------------------------------------
Healthcare                                            10,944,201          5.4
--------------------------------------------------------------------------------
Multi Industry                                           821,663          0.4
--------------------------------------------------------------------------------
Technology                                            36,336,898         17.8
--------------------------------------------------------------------------------
Utilities                                              8,359,663          4.1
--------------------------------------------------------------------------------
Total Investments*                                   143,101,567         70.2
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              60,631,778         29.8
--------------------------------------------------------------------------------
Net Assets                                          $203,733,345        100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments-70.2%

Finland - 3.4%
Nokia AB OYJ Corp. Series A ........................      138,000  $  7,026,473

France - 13.8%
Alcatel ............................................       45,500     2,977,685
Banque Nationale de Paris ..........................       75,960     7,293,837
Castorama Dubois Investissement, SA ................       11,800     2,911,336
France Telecom, SA .................................       15,310     2,135,142
Sanofi-Synthelabo, SA ..............................       54,650     2,597,774
ST Microelectronics NV .............................      105,490     6,632,325
Total Fina Elf .....................................       23,860     3,650,283
                                                                   ------------
                                                                     28,198,382
                                                                   ------------
Hong Kong - 4.5%
Cathay Pacific Airways .............................    2,531,700     4,676,606
China Mobile (Hong Kong), Ltd.
   (ADR)(a) ........................................      498,000     4,391,957
                                                                   ------------
                                                                      9,068,563
                                                                   ------------
Ireland - 0.0%
CRH Plc ............................................          231         4,159
                                                                   ------------
Italy - 2.6%
Alleanza Assicurazioni .............................      394,400     5,241,091
Banca Commerciale Italiana Warrants,
   expiring 11/15/02(a) ............................       36,838        48,076
                                                                   ------------
                                                                      5,289,167
                                                                   ------------
Japan - 17.3%
Advantest Corp. ....................................       12,000     2,673,701
Bank of Fukuoka, Ltd. ..............................      221,000     1,503,246
Banyu Pharmaceutical Co., Ltd. .....................      106,000     2,591,455
Canon, Inc. ........................................      103,000     5,123,557
Fast Retailing Co., Ltd. ...........................        9,300     3,890,150
Hoya Corp. .........................................       38,000     3,401,008
KAO Corp. ..........................................      123,000     3,754,487
Nippon Broadcasting System, Inc. ...................        1,000        61,520
Omron Corp. ........................................      108,000     2,930,331
Sankyo Co., Ltd. ...................................       31,700     1,388,714
Santen Pharmaceutical Co., Ltd. ....................       72,000     1,736,493
Sumitomo Trust & Banking Co., Ltd. .................       71,000       505,017
Takeda Chemical Industries, Ltd ....................       22,000     1,442,555
Tokyo Electron, Ltd. ...............................       13,000     1,778,322
Yamanouchi Pharmaceutical Co., Ltd. ................       47,000     2,563,757
                                                                   ------------
                                                                     35,344,313
                                                                   ------------


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

Netherlands - 4.9%
ING Groep NV .......................................       78,615  $  5,302,116
Koninklijke Philips Electronics NV .................       99,000     4,658,786
                                                                   ------------
                                                                      9,960,902
                                                                   ------------
South Korea - 3.8%
Samsung Electronics (GDR)(b) .......................       39,300     7,702,800
                                                                   ------------
Spain - 1.9%
Repsol, SA New Shares ..............................       88,100     1,749,817
Telefonica, SA(a) ..................................       85,500     1,832,564
Unidad Editorial, SA Series A(c) ...................      135,229       257,638
                                                                   ------------
                                                                      3,840,019
                                                                   ------------
Sweden - 1.2%
Securitas AB Series B ..............................      119,100     2,521,248
                                                                   ------------
Switzerland - 2.3%
ABB, Ltd. ..........................................       38,662     4,594,448
                                                                   ------------
United Kingdom - 14.5%
Bank of Scotland ...................................        6,741        64,080
BP Amoco Plc. ......................................      747,700     7,169,882
British Aerospace Plc. .............................      697,087     4,343,898
British Sky Broadcasting Group Plc. ................       46,000       898,909
CGNU Plc. ..........................................      456,200     7,590,028
HSBC Holdings Plc. .................................        3,830        43,765
Reuters Group Plc. .................................       60,800     1,036,389
Royal Bank of Scotland Group Plc. ..................       98,111     1,641,225
Smithkline Beecham Plc. ............................          930        12,167
Vodafone AirTouch Plc. .............................    1,671,650     6,750,750
                                                                   ------------
                                                                     29,551,093
                                                                   ------------
Total Common Stocks & Other Investments
   (cost $112,454,361) .............................                143,101,567
                                                                   ------------


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

Time Deposit - 0.5%
Societe Generale
   7.00%, 7/03/00
   (cost $1,000,000) ...............................   $    1,000  $  1,000,000
                                                                   ------------
Total Investments - 70.7%
   (cost $113,454,361) .............................                144,101,567
Other assets less liabilities - 29.3% ..............                 59,631,778
                                                                   ------------
Net Assets - 100% ..................................               $203,733,345
                                                                   ============

(a)   Non-income producing security.

(b) Security's exempt from registration under Rule 144A, of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 2000, the aggregate market value of this security amounted to $7,702,800 or 3.8% of net assets.

(c)   Restricted and illiquid security valued at fair value (see notes A& F).

      Glossary of terms:
      ADR - American Depositary Receipt.
      GDR - Global Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

Assets
Investments in securities, at value (cost $113,454,361) .........   $144,101,567
Cash ............................................................         80,251
Foreign cash, at value (cost $21,327,330) .......................     21,176,700
Receivable for investment securities sold .......................     37,988,715
Receivable for shares of beneficial interest sold ...............      1,602,047
Foreign taxes receivable ........................................        234,732
Dividends and interest receivable ...............................        125,095
                                                                    ------------
Total assets ....................................................    205,309,107
                                                                    ------------
Liabilities
Payable for shares of beneficial interest redeemed ..............        732,192
Advisory fee payable ............................................        418,454
Distribution fee payable ........................................         93,366
Accrued expenses ................................................        331,750
                                                                    ------------
Total liabilities ...............................................      1,575,762
                                                                    ------------
Net Assets ......................................................   $203,733,345
                                                                    ============
Composition of Net Assets
Shares of beneficial interest, at par ...........................   $    107,394
Additional paid-in capital ......................................    137,289,570
Accumulated net realized gain on investments and foreign
   currency transactions ........................................     35,992,947
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ..................     30,343,434
                                                                    ------------
                                                                    $203,733,345
                                                                    ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($88,506,973 / 4,504,333 shares of beneficial interest
   issued and outstanding) ......................................         $19.65
Sales Charge--4.25% of public offering price ....................            .87
                                                                          ------
Maximum offering price ..........................................         $20.52
                                                                          ======
Class B Shares
Net asset value and offering price per share
   ($68,638,798 / 3,780,302 shares of beneficial interest
   issued and outstanding) ......................................         $18.16
                                                                          ======
Class C Shares
Net asset value and offering price per share
   ($21,180,027 / 1,166,536 shares of beneficial interest
   issued and outstanding) ......................................         $18.16
                                                                          ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($25,407,547 / 1,288,219 shares of beneficial interest
   issued and outstanding) ......................................         $19.72
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2000

Investment Income
Dividends (net of foreign taxes withheld
   of $203,006) .............................     $   2,897,095
Interest ....................................          268,379    $   3,165,474
                                                 -------------
Expenses
Advisory fee ................................        2,034,064
Distribution fee - Class A ..................          231,273
Distribution fee - Class B ..................          634,595
Distribution fee - Class C ..................          190,818
Transfer agency .............................          588,840
Custodian ...................................          373,413
Administrative ..............................          131,500
Audit and legal .............................           99,911
Printing ....................................           72,907
Registration ................................           45,633
Trustees' fees ..............................           34,426
Miscellaneous ...............................           17,760
                                                 -------------
Total expenses before interest ..............        4,455,140
Interest expense ............................            9,415
                                                 -------------
Total expenses ..............................        4,464,555
                                                 -------------
Less: expenses waived by the Adviser
   (See Note B) .............................         (305,109)
Less: expenses offset arrangement
   (See Note B) .............................          (30,474)
                                                 -------------
Net expenses ................................                         4,128,972
                                                                  -------------
Net investment loss .........................                          (963,498)
                                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions .............................                        38,081,555
Net realized loss on foreign currency
   transactions .............................                            (1,889)
Net change in unrealized
   appreciation / depreciation of:
   Investments ..............................                        16,386,855
   Foreign currency denominated assets
   and liabilities ..........................                          (270,145)
                                                                  -------------
Net gain on investments and foreign
   currency transactions ....................                        54,196,376
                                                                  -------------
Net Increase in Net Assets from
   Operations ...............................                     $  53,232,878
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    June 30,         June 30,
                                                      2000             1999
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $    (963,498)   $  (1,013,873)
Net realized gain on investments and foreign
   currency transactions .....................      38,079,666       13,325,110
Net change in unrealized
   appreciation / depreciation of investments
   and foreign currency denominated assets
   and liabilities ...........................      16,116,710      (21,711,910)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................      53,232,878       (9,400,673)
Dividends and Distributions to
Shareholders from:
Net investment income
   Advisor Class .............................              -0-         (12,533)
Distributions in excess of net investment
   income
   Class A ...................................              -0-      (2,466,071)
   Class B ...................................              -0-      (1,292,716)
   Class C ...................................              -0-        (380,642)
   Advisor Class .............................              -0-      (1,004,112)
Net realized gain on investments and foreign
   currency transactions
   Class A ...................................      (6,103,573)      (5,415,223)
   Class B ...................................      (4,123,311)      (4,025,046)
   Class C ...................................      (1,251,908)      (1,185,184)
   Advisor Class .............................      (1,631,168)      (2,031,445)
Capital Stock Transactions
Net decrease .................................     (21,241,596)     (58,451,640)
                                                 -------------    -------------
Total increase (decrease) ....................      18,881,322      (85,665,285)
Net Assets
Beginning of period ..........................     184,852,023      270,517,308
                                                 -------------    -------------
End of period ................................   $ 203,733,345    $ 184,852,023
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 20, 2000

NOTE A

Significant Accounting Policies

Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of in come and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Ad visor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax basis net operating loss, resulted in a net decrease in accumulated net realized gain on investments and foreign currency trans-


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

actions and a corresponding decrease in distributions in excess of net investment income. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the year ended June 30, 2000, such waiver amounted to $305,109. Pursuant to the advisory agreement, the Fund paid $131,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $397,745 for the year ended June 30, 2000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $30,474 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,485 from the sale of Class A shares and $2,540, $74,931 and $2,920 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2000.

Brokerage commissions paid on investment transactions for the year ended June 30, 2000, amounted to $1,141,062, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,552,719 and $995,175 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $288,539,214 and $370,783,259, respectively, for the year ended June 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $31,021,187 and gross unrealized depreciation of investments was $373,981 resulting in net unrealized appreciation of $30,647,206 excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2000, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                    ----------------------------  ------------------------------
                               SHARES                         AMOUNT
                    ----------------------------  ------------------------------
                       Year Ended     Year Ended      Year Ended      Year Ended
                    June 30, 2000  June 30, 1999   June 30, 2000   June 30, 1999
                    ------------------------------------------------------------
Class A
Shares sold          12,749,359      8,095,562    $ 236,797,113    $ 133,167,300
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         306,141        379,772        5,394,203        5,935,837
--------------------------------------------------------------------------------
Shares converted
  from Class B          143,347        154,134        2,707,632        2,508,206
--------------------------------------------------------------------------------
Shares redeemed     (13,515,156)   (10,902,963)    (254,640,862)    (184,030,407)
--------------------------------------------------------------------------------
Net decrease           (316,309)    (2,273,495)   $  (9,741,914)   $ (42,419,064)
================================================================================

Class B
Shares sold           3,213,986      3,108,211    $  56,031,947    $  47,482,116
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions         238,108        292,363        3,890,683        4,291,892
--------------------------------------------------------------------------------
Shares converted
  to Class A           (154,372)      (164,485)      (2,707,632)      (2,508,206)
--------------------------------------------------------------------------------
Shares redeemed      (3,186,433)    (3,665,527)     (55,376,290)     (55,976,156)
--------------------------------------------------------------------------------
Net increase
  (decrease)            111,289       (429,438)   $   1,838,708    $  (6,710,354)
================================================================================

Class C
Shares sold           3,285,870      1,169,171    $  57,828,456    $  17,757,212
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          69,174         70,803        1,130,306        1,039,382
--------------------------------------------------------------------------------
Shares redeemed      (3,299,755)    (1,301,270)     (58,249,067)     (19,773,912)
--------------------------------------------------------------------------------
Net increase
  (decrease)             55,289        (61,296)   $     709,695    $    (977,318)
================================================================================


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    ----------------------------  ------------------------------
                               SHARES                         AMOUNT
                    ----------------------------  ------------------------------
                       Year Ended     Year Ended      Year Ended      Year Ended
                    June 30, 2000  June 30, 1999   June 30, 2000   June 30, 1999
                    ------------------------------------------------------------
Advisor Class
Shares sold             462,907      1,362,048    $   8,897,963    $  21,447,816
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          92,424        194,675        1,629,442        3,036,923
--------------------------------------------------------------------------------
Shares redeemed      (1,357,873)    (2,009,157)     (24,575,490)     (32,829,643)
--------------------------------------------------------------------------------
Net decrease           (802,542)      (452,434)   $ (14,048,085)   $  (8,344,904)
================================================================================

NOTE F: Restricted Security

Security                                        Date Acquired    U.S. $ Cost
---------------                                 -------------   -------------
Unidad Editorial, SA Series A...........              1/20/92         167,998

The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at June 30, 2000 was $257,638 representing 0.1% of net assets.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. During the year ended June 30, 2000 the Fund had borrowings outstanding for five days. The average dollar amount of the borrowings was $11,000,000 and the weighted average interest on such borrowings was 6.16%.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                             ---------------------------------------------------------------------------------------
                                                                                     Class A
                                             ---------------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                   2000              1999              1998              1997               1996
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $     16.24       $     18.55       $     18.69       $     18.32        $     16.81
                                             ---------------------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a) ..........          (.04)(b)          (.04)(b)          (.01)(b)           .06                .05
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................          4.64              (.75)             1.13              1.51               2.51
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................          4.60              (.79)             1.12              1.57               2.56
                                             ---------------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....            -0-               -0-               -0-             (.12)                -0-
Distributions in excess of net investment
  income .................................            -0-             (.48)             (.05)               -0-                -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................         (1.19)            (1.04)            (1.21)            (1.08)             (1.05)
                                             ---------------------------------------------------------------------------------------
Total dividends and distributions ........         (1.19)            (1.52)            (1.26)            (1.20)             (1.05)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of period ...........   $     19.65       $     16.24       $     18.55       $     18.69        $     18.32
                                             =======================================================================================
Total Return
Total investment return based on net
  asset value(c) .........................         29.18%            (3.95)%            6.79%             9.30%             15.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $    88,507       $    78,303       $   131,565       $   190,173        $   196,261
Ratio to average net assets of:
  Expenses, net of waivers ...............          1.81%(d)          1.80%(d)          1.65%             1.74%(d)           1.72%
  Expenses, before waivers ...............          1.95%             1.91%             1.80%             1.74%              1.72%
  Expenses, before waivers excluding
    interest expense .....................          1.94%(e)          1.91%             1.80%             1.74%              1.72%
Ratio of net investment income (loss) to
  average net assets .....................          (.21)%            (.25)%(b)         (.05)%(b)          .31%               .31%
Portfolio turnover rate ..................           154%              178%              121%               94%                78%

See footnote summary on page 26


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                             ---------------------------------------------------------------------------------------
                                                                                     Class B
                                             ---------------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                   2000              1999              1998              1997               1996
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $     15.19       $     17.41       $     17.71       $     17.45        $     16.19
                                             ---------------------------------------------------------------------------------------
Income From Investment Operations
Net investment loss(a) ...................          (.17)(b)          (.16)(b)          (.16)(b)          (.09)              (.07)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................          4.33              (.68)             1.07              1.43               2.38
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................          4.16              (.84)              .91              1.34               2.31
                                             ---------------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....            -0-             (.34)               -0-               -0-                -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................         (1.19)            (1.04)            (1.21)            (1.08)             (1.05)
                                             ---------------------------------------------------------------------------------------
Total dividends and distributions ........         (1.19)            (1.38)            (1.21)            (1.08)             (1.05)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of period ...........   $     18.16       $     15.19       $     17.41       $     17.71        $     17.45
                                             =======================================================================================
Total Return
Total investment return based on net
  asset value(c) .........................         28.27%            (4.56)%            5.92%             8.37%             14.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $    68,639       $    55,724       $    71,370       $    77,725        $    72,470
Ratio to average net assets of:
  Expenses, net of waivers ...............          2.60%(d)          2.61%(d)          2.49%             2.58%(d)           2.55%
  Expenses, before waivers ...............          2.74%             2.74%             2.64%             2.58%              2.55%
  Expenses, before waivers excluding
    interest expense .....................          2.74%(e)          2.74%             2.64%             2.58%              2.55%
Ratio of net investment loss to
  average net assets .....................          (.96)%           (1.02)%(b)         (.90)%(b)         (.51)%             (.46)%
Portfolio turnover rate ..................           154%              178%              121%               94%                78%

See footnote summary on page 26


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                             ---------------------------------------------------------------------------------------
                                                                                     Class C
                                             ---------------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                   2000              1999              1998              1997               1996
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of period .....   $     15.19       $     17.42       $     17.73       $     17.46        $     16.20
                                             ---------------------------------------------------------------------------------------
Income From Investment Operations
Net investment loss(a) ...................          (.16)(b)          (.16)(b)          (.15)(b)          (.09)              (.07)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................          4.32              (.69)             1.05              1.44               2.38
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ........................          4.16              (.85)              .90              1.35               2.31
                                             ---------------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....            -0-             (.34)               -0-               -0-                -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................         (1.19)            (1.04)            (1.21)            (1.08)             (1.05)
                                             ---------------------------------------------------------------------------------------
Total dividends and distributions ........         (1.19)            (1.38)            (1.21)            (1.08)             (1.05)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of period ...........   $     18.16       $     15.19       $     17.42       $     17.73        $     17.46
                                             =======================================================================================
Total Return
Total investment return based on net
  asset value(c) .........................         28.27%            (4.62)%            5.85%             8.42%             14.85%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $    21,180       $    16,876       $    20,428       $    23,268        $    26,965
Ratio to average net assets of:
  Expenses, net of waivers ...............          2.57%(d)          2.61%(d)          2.48%             2.56%(d)           2.53%
  Expenses, before waivers ...............          2.70%             2.75%             2.63%             2.56%              2.53%
  Expenses, before waivers excluding
    interest expense .....................          2.70%(e)          2.75%             2.63%             2.56%              2.53%
Ratio of net investment loss to
  average net assets .....................          (.94)%           (1.02)%(b)         (.90)%(b)         (.51)%             (.47)%
Portfolio turnover rate ..................           154%              178%              121%               94%                78%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       -----------------------------------------------------------------
                                                                                 Advisor Class
                                                       -----------------------------------------------------------------
                                                                                                              October 2,
                                                                                                              1996(f) to
                                                                        Year Ended June 30,                     June 30,
                                                       ---------------------------------------------------
                                                             2000              1999              1998              1997
                                                       -----------------------------------------------------------------
Net asset value, beginning of period ...............   $    16.24        $    18.54        $    18.67        $    17.96
                                                       -----------------------------------------------------------------
Income From Investment Operations
Net investment income(a) ...........................          .01(b)            .01(b)            .02(b)            .16
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .....................................         4.66              (.75)             1.13              1.78
                                                       -----------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ..................................         4.67              (.74)             1.15              1.94
                                                       -----------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ...............           -0-             (.01)             (.02)             (.15)
Distributions in excess of net investment income ...           -0-             (.51)             (.05)               -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions .....................................        (1.19)            (1.04)            (1.21)            (1.08)
                                                       -----------------------------------------------------------------
Total dividends and distributions ..................        (1.19)            (1.56)            (1.28)            (1.23)
                                                       -----------------------------------------------------------------
Net asset value, end of period .....................   $    19.72        $    16.24        $    18.54        $    18.67
                                                       =================================================================
Total Return
Total investment return based on net
  asset value(c) ...................................        29.64%            (3.62)%            6.98%            11.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........   $   25,407        $   33,949        $   47,154        $    8,697
Ratio to average net assets of:
  Expenses, net of waivers .........................         1.55%(d)          1.57%(d)          1.47%             1.69%(d)(g)
  Expenses, before waivers .........................         1.69%             1.70%             1.62%             1.69%(g)
  Expenses, before waivers
    excluding interest expense .....................         1.68%(e)          1.70%             1.62%             1.69%(g)
Ratio of net investment income to average net assets          .04%              .04%(b)           .13%(b)          1.47%(g)
Portfolio turnover rate ............................          154%              178%              121%               94%

See footnote summary on page 26.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b)   Net of fees waived by Adviser.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                   Year      Year    Period
                                  Ended     Ended     Ended
                               June 30,  June 30,  June 30,
                                   2000      1999      1997
                               ----------------------------
       Class A                    1.79%     1.78%     1.73%
       Class B                    2.59%     2.59%     2.58%
       Class C                    2.55%     2.59%     2.56%
       Advisor Class              1.53%     1.55%     1.69%

(e)   Net of interest expense of .005% on credit facility. (see Note H)

(f)   Commencement of distribution.

(g)   Annualized.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 27

---------------------------
REPORT OF ERNST & YOUNG LLP
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Trustees of
Alliance International Fund

We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 1, 2000

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $12,944,985 of the capital gain distributions paid by the Fund during the fiscal year June 30, 1999 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 2000 is $205,815. The foreign source of income for information reporting purposes is $3,368,480.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 29

----------------
ALLIANCE CAPITAL
----------------

Alliance Capital

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 31

--------
TRUSTEES
--------

TRUSTEES

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Nicholas D. P. Carn, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 33

Alliance International Fund                                     ---------------
1345 Avenue of the Americas                                        BULK RATE
New York, NY 10105                                               U.S. POSTAGE
(800) 221-5672                                                       PAID
                                                                 New York, NY
                                                                Permit No. 7131
                                                                ---------------

AllianceCapital [LOGO](R)
The investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTAR600